UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                  June 27, 2002
                                (Date of earliest
                                 event reported)



Commission File            Name of Registrant; State of Incorporation; Address of       IRS Employer
Number                     Principal Executive Offices; and Telephone Number            Identification Number
---------------------      ---------------------------------------------------------    -------------------------
1-16169                    EXELON CORPORATION                                           23-2990190
                           (a Pennsylvania corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-7398

333-85496                  EXELON GENERATION COMPANY, LLC                               23-3064219
                           (a Pennsylvania limited liability company)
                           300 Exelon Way
                           Kennett Square, Pennsylvania 19348
                           (610) 765-8200

Item 5. Other Events

On June 27, 2002 Exelon issued the following note to its financial community:

                                                                   [EXELON LOGO]
--------------------------------------------------------------------------------
Exelon Corporation                                   www.exeloncorp.com
P.O. Box 805379
Chicago, IL 60680-5379


June 27, 2002

Note to Exelon's Financial Community:


                Exelon Generation Company, LLC Agrees to Purchase
                         Sithe New England Holdings, LLC


Exelon Generation (Exelon) has agreed to purchase Sithe New England Holdings, a subsidiary of Sithe Energies, Inc. (Sithe), in exchange for a $543 million note, plus the assumption of approximately $1.15 billion of project debt. In addition to this transaction, Exelon and Sithe's other shareholders contemplate entering into additional transactions to restructure the original Sithe transaction, although to date no agreement has been reached with respect to such transactions. The acquisition of Sithe New England Holdings enables potential future restructuring without additional risk to Exelon. Exelon has negotiated closing conditions to the acquisition agreement that allow Exelon flexibility to terminate the purchase if certain events do not happen as contemplated. The Sithe New England Holdings acquisition is not expected to affect Exelon's earnings guidance for 2002.

On June 26, 2002, Exelon and Sithe filed a notice of change of status with the FERC to purchase Sithe New England Holdings, including its generating facilities and power marketing operations. The parties are seeking FERC and other required approvals by October 31, 2002. If approved, the transaction could be completed in November 2002.

Exelon has been a 49.9 percent owner of Sithe since December 2000. In connection with the original investment, Exelon and Sithe's other shareholders executed a Put and Call Agreement (PCA) that gives Exelon the right to purchase (Call) the remaining 50.1 percent of Sithe, and gives the other Sithe shareholders the right to sell (Put) to Exelon. If the Put option is exercised, Exelon does have the obligation to complete the purchase. The PCA, which remains in effect, provides that the Put and Call options become exercisable as of December 18, 2002. Exelon's current financial outlook includes the assumption of the purchase of Sithe under the PCA in mid 2003. The Sithe New England Holdings acquisition, when considered with the other potential restructuring transactions, is not expected to affect Exelon's earnings outlook for 2003.

                       Potential Benefits of Restructuring

If the restructuring is completed, the benefits to Exelon are expected to be as follows:

o Enables the acquisition of only the assets in the Sithe portfolio that fit Exelon's strategy rather than acquiring the whole company and divesting non-strategic assets in subsequent transactions. This would reduce the size of the transaction and the amount of Exelon debt required to finance the acquisition;

o Allows Exelon to more quickly integrate the Sithe assets and achieve steady-state staffing and cost levels - accelerates realization of acquisition synergies;

o In addition to the economic and operating reasons, the restructured transaction would allow Exelon to integrate the Sithe assets in a tax-efficient manner;

o Longer-term economic benefits are expected to include interest savings from issuing less acquisition debt, the elimination of losses from some of the non-strategic assets and acceleration of acquisition synergies.

                    Sithe Assets Included in the Transaction

The facilities covered under the transaction include Sithe's New England plants in operation and in various stages of construction:

Sithe New Boston, South Boston, Mass.; Sithe Framingham, in Framingham, Mass.; Sithe West Medway, in West Medway, Mass.; Sithe Wyman, in Yarmouth, Maine; Sithe Mystic, in Everett, Mass.; Sithe ForeRiver in Weymouth, Mass. and Sithe Power Marketing. The plants are fossil-fueled plants, utilizing a combination of fuel oil and natural gas.

Together, present capacity and capacity in development at these plants total 4,471 megawatts, 2,050 MWs operating and 2,421MWs under construction. The units under construction are expected to be completed in late 2002.

For additional information please contact me at (312) 394-7696 or Marybeth Flater at (312) 394-8354.

Sincerely,

Linda C. Byus, CFA
VP of Investor Relations

================================================================================
This note contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon. Economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Exelon Generation Company's Registration Statement on Form S-4, Reg. No. 333-85496 and Exelon's and Exelon Generation Company's filings with the Securities and Exchange Commission, particularly those discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations - Outlook" in Exelon's 2001 Annual Report. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this note. Exelon does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this note.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                             EXELON CORPORATION
                             EXELON GENERATION COMPANY, LLC

                             /S/  Ruth Ann Gillis
                             -----------------------------------
                             Ruth Ann Gillis
                             Senior Vice President and Chief Financial Officer Exelon Corporation


June 27, 2002